                                                             EXHIBIT 10.11

                       INCENTIVE STOCK OPTION AGREEMENT



                       SUBURBAN OSTOMY SUPPLY CO., INC.



                            1995 STOCK OPTION PLAN
                            ----------------------



                       INCENTIVE STOCK OPTION AGREEMENT

                                     with

                                  John Manos

                       SUBURBAN OSTOMY SUPPLY CO., INC.
                            STOCK OPTION AGREEMENT
                         UNDER 1995 STOCK OPTION PLAN
                            INCENTIVE STOCK OPTION
                         ----------------------------


     AGREEMENT entered into this 3rd day of July, 1995 by and between Suburban Ostomy Supply Co., Inc., a Massachusetts corporation with a principal place of business in Holliston, Massachusetts (the "Company"), and the undersigned employee of the Company (or one of its subsidiaries) (the Company and its subsidiaries herein together referred to as the "Company") (the "Employee").

     1. The Company desires to grant the Employee an incentive stock option under the Company's 1995 Stock Option Plan (the "Plan") to acquire shares of the Company's common stock, no par value per share (the "Shares").

     2. Section 6 of the Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

     ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Employee hereby agree as follows:

     1.   Grant of Option.  The Company hereby irrevocably grants under the Plan
          ---------------
and subject to the terms and conditions of the Plan to the Employee an incentive stock option (the "Option") to purchase all or any part of an aggregate of 1,000 Shares on the terms and conditions hereinafter set forth.

     2.   Purchase Price.  The purchase price ("Purchase Price") for the Shares
          --------------
covered by the Option shall be $125.00 per Share.

     3.   Exercisability of Option.  (a) Except as provided below, the Option
          ------------------------
shall not be exercisable prior to July 31, 1995. Thereafter, the exercisability of the Option shall vest monthly, and the option shall be exercisable as follows:

                                 Percentage of        Cumulative
                                Shares Becoming       Percentage
On or After the Last             Available for       Available at
  Day Of Each Month           Exercise each Month     End of Year
- ---------------------         -------------------    ------------
July, 1995 - June, 1996               1.67%                20%
July, 1996 - June, 1997               1.67%                40%


July, 1997 - June, 1998                  1%                52%
July, 1998 - June, 1999                  1%                64%
July, 1999 - June, 2000                  1%                76%
July, 2000 - June, 2001                  1%                88%
July, 2001 - June, 2002                  1%               100%

     4.   Term of Options; Exercisability.
          -------------------------------

          (a)   Term; Termination.
                -----------------

                (1) The Option shall expire on June 30, 2005, but shall be subject to earlier termination as herein provided.

                (2) Except as otherwise provided in this Section 4, if the Employee ceases to be an employee of the Company, the Option granted to the Employee hereunder shall terminate immediately on the date such Employee ceases to be an employee of the Company, or on the date on which the Option expires by its terms, whichever occurs first.

                (3) If such termination of employment is because of dismissal by the Company with "Cause" or by the Employee without "Good Reason" (as such terms are defined in such Employee's employment agreement with the Company), such Option will terminate thirty (30) days after the date the Employee ceases to be an employee of the Company.

                (4) If such termination of employment is because of termination by the Company without "Cause" or by the Employee for "Good Reason" (as such terms are defined in such Employee's employment agreement with the Company), such option shall terminate ninety (90) days after the date such Employee ceases to be an employee of the Company or one of its subsidiaries.

                (5) If such termination of employment is because the Employee has become permanently disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")), such Option shall terminate on the first anniversary of the date the Employee ceases to be an employee, or on the date on which the Option expires by its terms, whichever occurs first.

                (6) In the event of the death of the Employee, the Option granted to such Employee shall terminate on the first anniversary of the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

          (b)   Exercisability on Termination.
                -----------------------------

                (1) Except as provided below, if the Employee ceases to be an employee of the Company, the Option granted to the Employee hereunder shall be exercisable only to the extent that the right to purchase Shares under such Option has accrued and is in effect on the date such Employee ceases to be an employee of the Company.

                (2) If the Employee ceases to be an employee of the Company because he or she has become permanently disabled, as defined in Section 4(a)(5) above, the Option granted to the Employee hereunder shall be exercisable as to all Shares covered by such Option with respect to which the Option can then be exercised by the Employee or his or her legal representative.

                (3) In the event of the death of the Employee, the Option granted to such Employee may be exercised as to all Shares covered thereby with respect to which the Option can then be exercised by the estate of such Employee, or by any person or persons who acquired the right to exercise such Option by will or pursuant to the laws of descent and distribution as a result of inheritance or by reason of the death of such Employee.

     5.   Manner of Exercise of Option.
          ----------------------------

          (a) To the extent that the right to exercise the Option has accrued hereunder and is in effect, the Option may be exercised from time to time in full or in part by giving written notice to the Company stating the number of Shares exercised and accompanied by payment in full of the option price for such Shares. Payment may be made in cash or certified check, or, in accordance with the terms and conditions of Section 8(a) of the Plan, in whole or in part in shares of stock of the Company or as otherwise provided in the Plan. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not more than ten (10) business days from the date of receipt of the notice by the Company (or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the Option).

          (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its common stock as will be sufficient to satisfy the requirements of the Option. The Employee shall not have any of the rights of a stockholder of the Company in respect of the Shares until he or she has duly exercised the Option.

     6.   Non-Transferability.  The right of the Employee to exercise the Option
          -------------------
shall not be assignable or transferable by the Employee otherwise than by will or pursuant to the laws of descent and distribution, and the Option may be exercised during the lifetime of the Employee only by him or her. The Option shall be null and void and without effect upon the bankruptcy of the Employee or upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     7.   (a)  Representation Letter and Investment Legend.
               -------------------------------------------

             (i) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (the "1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1
                                                                     ---------
and the Company shall place an "investment legend", so-called, as described in
Exhibit 1, upon any certificate for the Shares issued by reason of such
- ---------
exercise.

            (ii) The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of Shares.

          (b)   Holding of Incentive Stock Option Shares; Legend.  In order
                ------------------------------------------------
to enable the Company to determine when it is entitled to a tax deduction upon the disposition of any Shares issued upon exercise of this Option, for the periods during which such a disposition would entitle the Company to such a deduction (generally, a disposition within two years from the date of grant of the option or within one year from the date of exercise of the option will entitle the Company to a deduction), all stock certificates of such Shares shall be held by Optionee in his or her name and not in the name of a broker, nominee or other person or entity, and shall bear a legend reflecting that such Shares were obtained upon exercise of an incentive stock option. The Optionee acknowledges that the Company may send a Form W-2, W-2c or substitute therefor, as appropriate, to the Optionee with respect to any income recognized by the Optionee upon a disposition of the Shares for the periods during which such a disposition would entitle the Company to such a deduction. Nothing in this
Section 7(b) shall restrict Optionee from selling, transferring or otherwise disposing of such shares at any time, but only from holding such shares in other than his or her own name.

     8.   Adjustments and Acceleration on Changes in Re-capitalization, Re-
          ----------------------------------------------------------------
organization and the Like.   Adjustments on recapitalization, reorganization and
- -------------------------
the like shall be made in accordance with Section 11 of the Plan, as in effect on the date of this Agreement.

     9.   No Special Employment Rights.  Nothing contained in the Plan or this
          ----------------------------
Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Employee for the period within which this Option may be exercised.

     10.  Withholding Taxes.  Whenever Shares are to be issued upon exercise of
          -----------------
this Option, the Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to issuance of the Shares and the delivery of any certificate or certificates for such Shares.

     11.  Qualification under Section 422.  It is understood and intended that
          -------------------------------
the Option granted hereunder shall qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within the one-year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after the grant of the Option. If the Employee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any such Shares within said periods, he or she will notify the Company within thirty (30) days after such disposition.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal to be hereto affixed by its officer thereunto duly authorized, and the Employee has hereunto set his or her hand and seal, all as of the day and year first above written.

                                               SUBURBAN OSTOMY SUPPLY CO., INC.


                                               By: /s/ Herbert Grey
                                                  -----------------
                                                 Title:

                                               EMPLOYEE

                                               Name: /s/ John Manos
                                                    ---------------

                                               Address:
                                                       ------------

                                                    -----------

                                               Social Security
                                               No.:
                                                   ----------------

                                   EXHIBIT 1
                           TO STOCK OPTION AGREEMENT

                                ---------------



Ladies and Gentlemen:

     In connection with the exercise by me as to _______shares of common stock, no par value per share, of Suburban Ostomy Supply Co., Inc. (the "Company") under the incentive stock option dated _________, granted to me under the 1995 Stock Option Plan, I hereby acknowledge that I have been informed as follows:

     1. The shares of common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "Act"), and, accordingly, must be held indefinitely unless such shares are subsequently registered under the Act, or an exemption from such registration is available.

     2. Routine sales of securities made in reliance upon Rule 144 under the Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Act will be required.

     3. The Company is under no obligation under the Plan or any Stock Option Agreement to me to register the shares or to comply with any such exemptions under the Act.

     4. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

     In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

     "The shares of common stock represented by this certificate have not been registered under the Federal Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring such shares for his own account and for investment, with no intention to transfer or dispose of the same, in violation of the registration requirements of that Act. These shares may not be sold, pledged or transferred in the absence of an effective registration statement under the Securities Act of 1933, as amended, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under said Act.

     In the event that the shares of common stock represented by this certificate are transferred within the two year period commencing on the date of this certificate, contemporaneous notice of such transfer must be provided to the Company."

     I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.

                                              Very truly yours,